UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2022

CHESAPEAKE GRANITE WASH TRUST
(Exact name of Registrant as specified in its Charter)

Delaware	001-35343	45-6355635
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
The Bank of New York Mellon Trust Company, N.A., as Trustee Global Corporate Trust 601 Travis Street, Floor 16 Houston, Texas		77022
(Address of principal executive offices)		(Zip Code)

(512) 236-6555
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant's Certifying Accountant.

Dismissal of Previous Independent Registered Public Accounting Firm

On and effective as of December 9, 2022, Chesapeake Granite Wash Trust (the “Trust”) dismissed Grant Thornton LLP (“GT”) as its independent registered public accounting firm.

The of GT on the Trust’s financial statements (which were prepared in conformity with the modified cash basis of accounting) for the fiscal year ended December 31, 2021 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended December 31, 2021 and the subsequent interim period through December 9, 2022, there were no (i) disagreements between the Trust and GT on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GT, would have caused GT to make reference to the subject matter of such disagreements in GT’s report on the Trust’s financial statements for such year or (ii) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Trust provided GT with a copy of the forgoing disclosure in this Current Report on Form 8-K (this “Report”) prior to this Report being filed with the United States Securities and Exchange Commission (the “SEC”). The Trust requested that GT furnish a letter addressed to the SEC stating whether or not GT agrees with the statements made herein. A copy of GT’s letter, dated December 15, 2022, is attached hereto as Exhibit 16.1.
Engagement of New Independent Registered Public Accounting Firm

On and effective as of December 15, 2022, the Trust engaged PricewaterhouseCoopers LLP (“PwC”) as its new independent registered public accounting firm. Diversified Energy Company PLC recommended and consented to the decisions to dismiss GT and engage PwC. On December 15, 2022, The Bank of New York Mellon Trust Company, N.A., the trustee of the Trust, approved PwC as the Trust’s independent registered public accounting firm for the year ending December 31, 2022, subject to PwC’s customary client acceptance procedures. During the fiscal year ended December 31, 2021 and the subsequent interim period through December 9, 2022, respectively, neither the Trust nor anyone acting on its behalf has consulted with PwC with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Trust’s financial statements, and no written report or oral advice was provided to the Trust by PwC that PwC concluded was an important factor considered by the Trust in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Document Description
16.1	Letter of Grant Thornton dated December 15, 2022 to the SEC regarding statements included in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE GRANITE WASH TRUST
By:	THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A, Trustee

By:	/s/ Sarah Newell
Sarah Newell
Vice President

Date:    December 15, 2022